Exhibit 32

DIAPULSE CORPORATION OF AMERICA
FORM 10-QSB/A
For the Quarter Period ended March 31, 2007

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Diapulse, Inc. (the “Company”) on Form 10-QSB/A for the quarter ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, being the Chief Executive Officer and Principal Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the SARBANES-OXLEY Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ David M. Ross	September 27, 2007
David M. Ross
Chief Executive Officer
and Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Diapulse Corporation of America and will be retained by Diapulse Corporation of America and furnished to the Securities and Exchange Commission or its staff upon request.